Exhibit 10.20

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of the Effective Date by and between OXFORD FINANCE LLC, as collateral agent for the Lenders (the “Lenders”) described in the Loan Agreement (in such capacity, the “Collateral Agent”) and PROTOX THERAPEUTICS INC. (“Grantor”).

RECITALS

A. Lenders have agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and among Collateral Agent, the Lenders, Protox Therapeutics Corp. and Grantor dated the Effective Date (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement). The Lenders are willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Collateral Agent, for the benefit of the Lenders, a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement.

B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Collateral Agent, for the benefit of the Lenders, a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Loan Agreement, Grantor grants and pledges to Collateral Agent, for the benefit of the Lenders, a continuing security interest in all of Grantor’s right, title and interest in, to and under its Intellectual Property (including without limitation those Copyrights, Patents and Trademarks listed on Exhibits A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

This security interest is granted in conjunction with the security interest granted to Collateral Agent, for the benefit of the Lenders, under the Loan Agreement. The rights and remedies of Collateral Agent with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Collateral Agent, for the benefit of the Lenders, as a matter of law or equity. Each right, power and remedy of Collateral Agent provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Collateral Agent of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Lender, of any or all other rights, powers or remedies.

New York law governs this Intellectual Property Security Agreement without regard to principles of conflicts of law. This Intellectual Property Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one agreement.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:	PROTOX THERAPEUTICS, INC.

1500 – 885 West Georgia Street,	By:	/s/ A. Hulme
Vancouver, British Columbia, Canada, V6C 3E8
Attn: Chief Financial Officer	Title:	Chief Operating Officer

COLLATERAL AGENT:

Address of Lender:	OXFORD FINANCE LLC

133 North Fairfax Street	By:
Alexandria, Virginia 22314
Attn: General Counsel	Title:

[Signature Page to Intellectual Property Security Agreement]

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:	PROTOX THERAPEUTICS, INC.

1500 - 885 West Georgia Street,	By:
Vancouver, British Columbia, Canada, V6C 3E8
Attn: Chief Financial Officer	Title:

COLLATERAL AGENT:

Address of Lender:	OXFORD FINANCE LLC

133 North Fairfax Street	By:	/s/ TAZ
Alexandria, Virginia 22314
Attn: General Counsel	Title:	COO

[Signature Page to Intellectual Property Security Agreement]

EXHIBIT A

Copyrights

Description	Registration Number	Registration Date

None.

EXHIBIT B

Patents

Description	Patent/App. No.	File Date	Country

Proaerolysin containing protease activation sequences and methods of use for treatment of prostate cancer	2002331720	8/23/02	Australia

Proaerolysin containing protease activation sequences and methods of use for treatment of prostate cancer	2,457,903	8/23/02	Canada

Proaerolysin containing protease activation sequences and methods of use for treatment of prostate cancer	2816622.1	8/23/02	China

Proaerolysin containing protease activation sequences and methods of use for treatment of prostate cancer	2768702.9	8/23/02	EPC

Proaerolysin containing protease activation sequences and methods of use for treatment of prostate cancer	TBD (divisional)	8/23/02	EPC

Proaerolysin containing protease activation sequences and methods of use for treatment of prostate cancer	2003-523270	8/23/02	Japan

Proaerolysin containing protease activation sequences and methods of use for treatment of prostate cancer	10/487,115	2/18/04	U.S.

Proaerolysin containing protease activation sequences and methods of use for treatment of prostate cancer	11/856,543	9/17/07	U.S.

Proaerolysin containing protease activation sequences and methods of use for treatment of prostate cancer	12/788,913	5/27/10	U.S.

Proaerolysin containing protease activation sequences and methods of use for treatment of prostate cancer	2004/02319	8/23/02	South Africa

Proaerolysin containing protease activation sequences and methods of use for treatment of prostate cancer	00379/KOLNP/04	8/23/02	India

Proaerolysin containing protease activation sequences and methods of use for treatment of prostate cancer	2389/KOLNP/2007	3/22/04	India

Modified pore-forming protein toxins and use thereof	12/094,597	11/21/06	U.S.

Modified pore-forming protein toxins and use thereof	2630559	11/21/06	Canada

Modified pore-forming protein toxins and use thereof	6804758.8	11/21/06	EPC

Modified pore-forming protein toxins and use thereof	11166965.1	5/20/11	EPC

Method of treating or preventing benign prostatic hyperplasia using modified pore-forming proteins	2006257664	6/14/06	Australia

Method of treating or preventing benign prostatic hyperplasia using modified pore-forming proteins	2,611,839	6/14/06	Canada

Method of treating or preventing benign prostatic hyperplasia using modified pore-forming proteins	200680028473.6	6/14/06	China

Method of treating or preventing benign prostatic hyperplasia using modified pore-forming proteins	6761050.1	6/14/06	EPC

Method of treating or preventing benign prostatic hyperplasia using modified pore-forming proteins	188143	6/14/06	Israel

Method of treating or preventing benign prostatic hyperplasia using modified pore-forming proteins	2008-516088	6/14/06	Japan

Method of treating or preventing benign prostatic hyperplasia using modified pore-forming proteins	564954	6/14/06	New Zealand

Method of treating or preventing benign prostatic hyperplasia using modified pore-forming proteins	200718733-9	6/14/06	Singapore

Method of treating or preventing benign prostatic hyperplasia using modified pore-forming proteins	11/921,964	12/10/07	U.S.

Method of treating or preventing benign prostatic hyperplasia using modified pore-forming proteins	10-2008-7001038	6/14/06	Korea

Method of treating or preventing benign prostatic hyperplasia using modified pore-forming proteins	2007/10813	6/14/06	South Africa

Method for treating prostatitis utilizing modified pore-forming protein proaerolysin	PCT/CA2009/001837	12/15/09	PCT

Circularly permuted ligands and circularly permuted chimeric molecules	08/225,224	6/03/97	U.S.

Circularly permuted ligands and circularly permuted chimeric molecules	1995022857	11/5/98	Australia

Circularly permuted ligands and circularly permuted chimeric molecules	2,187,283	9/23/08	Canada

Circularly permuted ligands and circularly permuted chimeric molecules	95916319.7	1/29/03	EPC

Circularly permuted ligands and circularly permuted chimeric molecules	08/722,258	12/10/07	U.S.

Convection enhanced drug delivery	616,785	2/24/98	U.S.

Method for convection enhanced delivery of therapeutic agents	2003299140	9/24/03	Australia

Method for convection enhanced delivery of therapeutic agents	2,499,573	9/24/03	Canada

Method for convection enhanced delivery of therapeutic agents	3756863.1	9/24/03	EPC

Method for convection enhanced delivery of therapeutic agents	10/528,310	9/24/03	U.S.

Treating cancer stem cells using targeted cargo proteins	PCT/CA2009/001323	9/21/09	PCT

Treating cancer stem cells using targeted cargo proteins	13/119,426	3/16/11	U.S.

Targeted cargo protein combination therapy	12/579,281	10/14/09	U.S.

Use of human serum albumin to decrease antigenicity of therapeutic proteins	61/406,052	10/22/10	U.S. Provisional

Methods and compositions for inhibiting cell death or enhancing cell proliferation	2,622,504	9/8/06	Canada

Methods and compositions for inhibiting cell death or enhancing cell proliferation	6851440.5	9/8/06	EPC

Methods and compositions for inhibiting cell death or enhancing cell proliferation	2008-536580	9/8/06	Japan

Methods and compositions for inhibiting cell death or enhancing cell proliferation	11/91,692	9/8/06	U.S.

Receptor-mediated uptake of an extracellular BCL-XL fusion protein inhibits apoptosis		5/15/04	U.S.

Receptor-mediated uptake of an extracellular BCL-XL fusion protein inhibits apoptosis	12/147,924	6/27/08	U.S. Divisional

EXHIBIT C

Trademarks

Description	Serial/Registration No.	File Date

None.